Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Nigel A. Vinecombe, President and Chief Executive Officer of Multi-Color Corporation (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2013
	By:	/s/ Nigel A. Vinecombe
Nigel A. Vinecombe
President and Chief Executive Officer

A signed original of this written statement will be retained by the Registrant and furnished to the Securities and

Exchange Commission or its staff upon request.